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                                                                           23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 10, 2001 relating to the statement of financial position of Gibraltar Life Insurance Company, Ltd., which appears in Prudential Financial, Inc.'s Registration Statement on Form S-1 (No. 333-58524).

PricewaterhouseCoopers LLP
Tokyo, Japan
December 14, 2001

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